November 24, 2015

DREYFUS STOCK FUNDS

Dreyfus International Small Cap Fund

Supplement to Statutory Prospectus

dated January 21, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's subadviser is The Boston Company Asset Management, LLC (TBCAM).

The fund is managed by a team of portfolio managers employed by TBCAM.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM.  Mr. Leger is a director and senior research analyst at TBCAM.  Messrs. Bogar and Lydotes have been primary portfolio managers of the fund since its inception in January 2015, and Mr. Leger has been a primary portfolio manager of the fund since November 2015.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by TBCAM.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers.  Mr. Bogar, the fund's lead portfolio manager, is a managing director, portfolio manager and head of the global equity team at TBCAM, where he has been employed since August 2007.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since February 2005.  Mr. Leger is a director and senior research analyst at TBCAM, where he has been employed since June 2014.  Prior thereto, he was employed for more than five years as a research analyst at BlackRock, Inc.  Messrs. Bogar and Lydotes have been primary portfolio managers of the fund since its inception in January 2015, and Mr. Leger has been a primary portfolio manager of the fund since November 2015.

4006STK1115

November 24, 2015

DREYFUS STOCK FUNDS

Dreyfus International Small Cap Fund

Supplement to Statement of Additional Information dated

January 1, 2015, as revised or amended January 21, 2015, February 1, 2015, April 1, 2015, April 27, 2015, June 1, 2015, September 1, 2015, September 4, 2015, October 1, 2015, October 6, 2015 and November 6, 2015

The following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

Additional Portfolio Managers.  The following table lists the fund's portfolio managers who are in addition to the primary portfolio managers listed in the prospectus.

Fund	Additional Portfolio Managers
DISCF	N/A

The following table lists the dollar range of Dreyfus International Small Cap Fund shares beneficially owned by Mr. Leger as of September 30, 2015:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Andrew Leger	DISCF	None

GRP3-SAISTK-1115